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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date if earliest event
                                   reported):
                                January 31, 1999

                         Commission file number 0-18560


                           The Savannah Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                               Georgia 58-1861820
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                  (State or other jurisdiction of (IRS Employer
               incorporation or organization) identification No.)

                       25 Bull Street, Savannah, GA 31401
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               (Address of principal executive offices) (Zip Code)

                                  912-651-8200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Information.

On December 15, 1998, The Savannah Bancorp, Inc., a Georgia corporation (the "Registrant"), consummated a tax-free merger by and between the Registrant and Bryan Bancorp of Georgia, Inc. ("Bryan"), pursuant to which each outstanding share of common stock, par value $1.00 per share, of Bryan was converted into
1.85 shares of common stock, par value $1.00 per share, of the Registrant (the "Merger"). As a result, the Registrant issued approximately 937,000 shares of common stock for all the shares of Bryan common stock. The transaction was accounted for as a pooling of interests. One of the required criteria for pooling of interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction.

In order to satisfy this risk sharing criteria of pooling of interests accounting, Securities and Exchange Commission Accounting Series Release 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering at least 30 days of post-merger combined operations have been published. In order to satisfy the risk sharing criteria, and thereby allow affiliates of either party to the transaction to sell or otherwise dispose of the Registrant's common stock acquired in the merger (in compliance with Securities and Exchange Commission Rules 145 and 144 regarding resales of common stock acquired in a business combination) the consolidated financial results of the Registrant are presented as follows for the one month period ended January 31, 1999:

                                                One Month Ended
                                              January 31, 1999 (1)
                                                ----------------
($ in thousands, except per share)

      Net interest income                            $ 905
      Provision for loan losses                         25
                                                     -----
                  Net interest income after
                  provision for loan losses            880
                  Other income                         190
                  Other expense                        645
                                                     -----
                  Income before taxes                  425
                  Applicable income taxes              146
                                                     -----
                  Net income                         $ 279
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                  Net income per share:
                           Basic                     $0.10
                           Diluted                   $0.10

                  Average shares outstanding
                           Basic                     2,683
                           Diluted                   2,759



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(1)  In the opinion of management, the unaudited financial information for the one month period ended January 31, 1999 includes all adjustments, consisting of normal recurring adjustments, necessary to present fairly the results of operations for the period ended. The results are not necessarily indicative of the results for the entire year or quarterly interim periods.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date March 15, 1999

THE SAVANNAH BANCORP, INC.

By: /s/ Robert B. Briscoe

Name: Robert B. Briscoe
Title: Chief Financial Officer












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